American United Life
                        Pooled Equity Fund B

                          board of managers
james w. murphy, Chairman
                                             Senior Vice President,
                                             Corporate Finance, AUL
ronald D. anderson      Professor,
                                                School of Business,
                          Indiana University, Indianapolis, Indiana
jerry D. semler, Vice Chairman
                                           Chairman, President, and
                                       Chief Executive Officer, AUL
james P. shanahan
                                             Senior Vice President,
                                              Pension Division, AUL
leslie lenkowsky        President,
                                                  Hudson Institute,
                                              Indianapolis, Indiana
richard A. wacker         Secretary to the Board, Associate General Counsel, AUL

                             custodian
National City BankIndianapolis, Indiana

                           legal counsel
Ice Miller Donadio
& Ryan       Indianapolis, Indiana

                         investment Manager
American United Life
Insurance Company Indianapolis, Indiana
                                                     G. David Sapp,
                                 Senior Vice President, Investments

This Report and the financial statements contained herein are submitted for the general information of the participants in the Fund. The report is not authorized for distribution to prospective investors in the Fund as sales literature unless preceded or accompanied by an effective
Prospectus which contains further information concerning the sales charge and other pertinent information.

American
United
Life
Pooled
Equity
Fund B

Annual Report
as of
December 31, 1996
A Message
From
The Chairman of the Board
of Managers

To All Participants in Fund B

The U.S. economy continued its moderate expansion during 1996. Investors began the year fearing that the economic growth rate would accelerate, forcing the Federal Reserve to tighten monetary policy. However, GDP (gross domestic product) grew at a sustainable pace during the year while core inflation remained subdued. This seemed to have the effect of calming investors and reduced prospects for monetary tightening by the Federal Reserve in the near term.

The stock market experienced another rewarding year in 1996 with the Dow Jones Industrial Average and the S&P 500
(commonly quoted equity indices) establishing new highs throughout the year. During 1996, investors continued to react positively to the combination of slow growth and moderate inflation. However, not all stocks had identical performance.
These major equity indices were driven by the superior returns of large capitalization growth companies while small and medium size companies lagged conspicuously.

At the present time, economists are expecting 1997 to be another year of moderate growth and low inflation. The Federal
Reserve is expected to stay on the sidelines until concrete evidence of excessive economic growth or weakness surfaces.
Interest rates will be highly dependent upon the Federal Reserve Bank's reaction to the various indicators of economic growth and inflation.

Equity investors have now experienced two back-to-back years of excellent stock performance. Even after the exuberance of the last two years, the major stock averages could still post further gains during 1997, but the gains are expected to be on a more modest scale. The market could also experience increased volatility as equity concerns heighten.

Investment performance for Fund B for calendar year 1996 was 19.8%. We suggest your careful review of the Portfolio
Manager comments found in the following page comparing this return to other indices.

The performance number for Fund B is net of investment advisory fees but does not reflect mortality and expense risks charges and other charges that may be incurred when investing in a variable annuity contract.

James W. Murphy
Chairman of the Board of Managers

Indianapolis, Indiana
January 17, 1997
A Message
From
Kathryn Hudspeth,
Portfolio Manager
of Fund B

Fund B invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Other important considerations include management ability, free cashflow, insider ownership and industry dominance.

Equity investors were the obvious winners in 1996 compared to other traditional asset classes. Except for brief resistance during July and December, the S&P 500 marched confidently to new highs. Investor enthusiasm was fueled by the possibility of continued moderate economic growth coupled with subdued inflation. This allowed the Federal Reserve to remain on the sidelines instead of tightening monetary policy. Another major factor supporting the stock market during 1996 was its overall liquidity as investors poured record amounts of money into equity mutual funds.

As a result, 1996 was another impressive year for stocks with the S&P 500 advancing 23%. After considering 1995's investment return, this represents the largest two-year advance since the mid-1950's. However, not all segments of the stock market performed as well as the S&P 500. This equity index is dominated by the returns of large capitalization, or blue chip, companies. During 1996, it became apparent that profit growth was decelerating. In response, investors focused almost exclusively on companies with consistent and visible earnings growth. This resulted in massive purchases of large capitalization growth companies which pushed the prices of this small group of stocks to extreme valuation levels.
Unfortunately, the rest of the market trailed dramatically. Therefore, size became an overriding equity theme during 1996.

Fund B achieved a 19.8% investment return for calendar 1996 which is much higher than the long-term average return for stocks. The Portfolio benefitted from its concentration in technology, pharmaceutical and merchandising companies. The return of the Portfolio was also propelled by several merger situations and share repurchase programs. However, since Fund
B utilizes a value approach, it did not invest heavily in large capitalization companies as this area of the market was overvalued and became more extended as the year progressed.

Equity investors have experienced two successive years of phenomenal returns. The obvious debate is whether enough positive information exists to keep equity momentum moving forward. Investors are generally expecting another year of moderate growth and subdued inflation. Any deviation from this expectation will cause increased volatility for the stock market. Earnings momentum and mutual fund flows have slowed since the first of the year. Even Federal Reserve Chairman
Alan Greenspan commented on the "irrational exuberance" of the stock market, which raised concerns that the Federal
Reserve might intervene and tighten monetary policy. While economic fundamentals remain attractive, equity investing will remain challenging during 1997.

American United Life Pooled Equity Fund B


















                                   Fund B                     S&P 500

One Year                               19.8%      23.0%
Five Years                             14.7%      15.2%
Ten Years                             13.7%      15.3%
Value of a hypothetical $10,000
investment made 12/31/86              $36,216   $41,450


The charts above show the Fund B Portfolio's total returns, which include reinvestment of dividends and capital gains.
Figures for the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends and capital gains. S&P
500 is a registered trademark of Standard & Poor's Corporation.

Performance numbers are net of all portfolio operating expenses, but do not include any separate account or contract charges.
If performance data included the effect of these charges, returns would be lower. Past performance is no guarantee of future results. Principal and investment return will vary so units may be worth more or less than their original cost when redeemed.

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
Report of Independent Accountants



Board of Managers and Contract Owners
American United Life Pooled Equity Fund B
Indianapolis, Indiana


We have audited the accompanying statement of net assets of American United Life Pooled Equity
Fund B, including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December
31, 1996, confirmation by correspondence with brokers as to securities purchased but not received at that date, or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American United Life Pooled Equity Fund B as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Indianapolis, Indiana
January 31, 1997

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
              American United Life Pooled Equity Fund B
                       statement of net assets
                          December 31, 1996


Assets:
Investments in securities at market value (cost: $8,999,299)
Common stock                                    $    11,646,272
Money market mutual funds                               636,700
Notes                                                   251,016

                                                     12,533,988

Cash                                                     32,617
Dividends and interest receivable                        18,855

Total assets                                         12,585,460

Liabilities                                                  14,071


Net Assets:                                             $12,571,389



Units outstanding                                         1,067,642



Accumulation Unit Value                                 $     11.77



















The accompanying notes are an integral part of the financial statements.

              American United Life Pooled Equity Fund B
                       statement of operations
                for the year ended December 31, 1996

                       Net Investment Income:
Income
Dividends                                       $       265,207
Interest                                                 44,092

                                                        309,299


Expense
Investment management services                           37,854
Mortality and expense risks charges                     113,562

                                                        151,416


Net investment income                                            157,883


Gain on Investments:
Net realized gain                                                370,506
Net change in unrealized gain                                  1,637,717

Net gain                                                       2,008,223


Increase in Net Assets from Operations                  $ 2,166,106























The accompanying notes are an integral part of the financial statements.

              American United Life Pooled Equity Fund B
                 statementS of changes IN net assets
           for the years ended December 31, 1996 and 1995
                                                  1996 1995


Operations:
Net investment income                    $      157,883    $     170,092
Net realized gain                               370,506          868,191
Net change in unrealized gain                 1,637,717        1,181,274

Increase in assets from operations            2,166,106        2,219,557


Changes from Contract Owner Transactions:
Proceeds from units sold                        604,294          399,714
Payments for units withdrawn                (2,723,610)      (1,775,378)
Payments for units redeemed                     (1,684)         (23,881)

Decrease                                    (2,121,000)      (1,399,545)


Net increase in net assets                       45,106     820,012
Net Assets at beginning year                 12,526,283  11,706,271

Net Assets at end of year                 $  12,571,389 $12,526,283



Units sold                                       57,351      43,713
Units withdrawn                               (253,596)   (194,201)
Units redeemed                                    (156)     (2,212)


Net decrease in units  outstanding            (196,401)   (152,700)
Units outstanding at beginning of year        1,264,043   1,416,743

Units outstanding at end of year              1,067,642   1,264,043

















The accompanying notes are an integral part of the financial statements.

              American United Life Pooled Equity Fund B
                       schedule of investments
                          December 31, 1996

                                                                 Market
                   Description               Shares   Value


Common Stock (92.9%)
Banks & Financial (10.7%)
American Express Company                           5,100  $      288,150
Banc One Corporation                               9,020         387,860
Great Western Financial                            8,300         240,700
Ohio Casualty Corporation                          5,200         184,600
Salomon, Inc.                                      5,400         254,475

                                                      1,355,785

Broadcasting & Publishing (10.0%)
Chris-Craft Industries, Inc.*                      4,972         206,960
Deluxe Corporation                                 7,300         239,075
Gibson Greetings, Inc.                            12,400         243,350
Harland (John H.) Company                          5,100         168,300
Meredith Corporation                               3,700         195,175
Moore Corporation, Ltd.                            9,600         196,800

                                                      1,249,660

Chemicals (1.5%)
Carlisle Companies, Inc.                           2,100         127,050
Quaker Chemical Corporation                        4,000          65,500

                                                        192,550

Electrical Equipment & Electronics (9.3%)
Baldor Electric Company                           14,930         367,651
Dynatech Corporation*                             14,200         628,350
General Electric Company                           1,700         168,513

                                                      1,164,514

Entertainment & Leisure (4.4%)
CPI Corporation                                   17,900         299,825
Fleetwood Enterprises, Inc.                        9,100         250,250

                                                        550,075

Furniture & Apparel (13.8%)
Hillenbrand Industries, Inc.                       8,000         290,000
Kellwood Corporation                              10,000         200,000
La Z Boy Chair Company                             9,300         274,350
Liz Claiborne, Inc.                               10,500         405,563
Oshkosh B'Gosh, Inc. Class A                      11,800         179,950
Reebok International                               9,100         382,200

                                                      1,732,063

 *does not pay cash dividends

The accompanying notes are an integral part of the financial statements.

              American United Life Pooled Equity Fund B
                 schedule of investments (continued)
                          December 31, 1996
                                                     Market
                   Description               Shares   Value


Common Stock (92.9%), continued
Health Care (8.0%)
Acuson Corporation                                 9,500  $      231,563
Guidant Corp.                                      1,816         103,512
Lilly (Eli) and Company                            1,686         123,078
Merck & Company, Inc.                              3,200         254,400
McKesson Corporation                               5,200         290,550

                                                      1,003,103

Industrial Services (2.5%)
Fluor Daniel/GTI Inc.                              5,997          47,225
Kelly Services                                     9,800         264,600

                                                        311,825

Information Processing & Telecommunications (7.8%)
Apple Computer, Inc.*                              4,100          85,587
International Business Machines Corporation        1,800                 272,025
Novell*                                           10,500          99,422
Sun Microsystems, Inc.*                           12,400         318,525
Telxon Corporation                                16,200         198,450

                                                        974,009

Machinery (1.5%)
Lawson Products, Inc.                              2,700          59,063
Precision Castparts Corporation                    2,500         124,062

                                                        183,125

Merchandising (6.5%)
Longs Drug Stores Corporation                      6,600         324,225
Mac Frugal's Bargains Close-outs, Inc.             4,100         107,113
Mercantile Stores Co.                              4,100         202,437
Stanhome, Inc.                                     7,000         185,500

                                                        819,275

Metals & Mining (2.6%)
Aluminum Company of America                        4,100         261,375
Oregon Steel Mills, Inc.                           3,800          63,650

                                                        325,025

Oil & Oil Services (4.3%)
Royal Dutch Petroleum Company                      1,300         221,975
Valero Energy Corporation                         11,100         317,738

                                                        539,713




























*does not pay cash dividends

The accompanying notes are an integral part of the financial statements.

              American United Life Pooled Equity Fund B
                 schedule of investments (continued)
                          December 31, 1996
                                                     Market
                   Description               Shares   Value


Common Stock (92.9%), continued
Transportation (4.1%)
Alexander & Baldwin, Inc.                         10,500         262,500
Norfolk Southern Corporation                       2,900         255,200

                                                        517,700

Miscellaneous (5.9%)
Boeing Company                                     2,100         223,650
Ford Motor Co.                                     8,500         272,000
Michael Foods, Inc.                               12,200         155,550
Sealright, Inc.                                    7,300          76,650

                                                        727,850

Total common stock (cost: $8,108,498)                         11,646,272



Money Market Mutual Funds (5.1%)
Dreyfus Cash Management                          357,440         357,440
Merrill Lynch Institutional Fund                 279,260         279,260

Total money market mutual funds (cost: $636,700)                 636,700


                             Interest        Maturity      Principal
                               Rate     Date         Amount


Notes (2.0%)
U.S. Treasury Note (cost: $254,101) 6.50%  05/15/97  250,000             251,016



Total Investments (cost: $8,999,299)                      $           12,533,988



























*does not pay cash dividends

The accompanying notes are an integral part of the financial statements.

                    notes to financial statements

1. Significant Accounting Policies
American United Life Pooled Equity Fund B (Fund B) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. Fund B was established by and is managed by American United
Life Insurance Company (AUL) for the purpose of issuing group and individual variable annuities.

Investments are valued at closing prices for those securities traded on organized exchanges and at bid prices for securities traded over-the-counter. Gains and losses on the sale of investments are determined on a first-in, first-out (FIFO) basis.
Investment transactions are accounted for on a trade date basis.

Dividends are included in income as of the ex-dividend date. Interest income is accrued daily.

Operations of the Variable Account are part of, and are taxed with, the operations of AUL, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, investment income, including realized and unrealized capital gains of the investment accounts, is not taxed to AUL to the extent it is applied to increase reserves under the contracts.
The Variable Account has not been charged for federal and state income taxes since none have been imposed.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investments
Net realized and unrealized gain on investments is summarized below.

                            Common
                              Stock

Net Realized Gain:
Proceeds from securities sold $  3,435,011
Cost of securities sold      3,064,505

                        $      370,506


Net change in Unrealized Gain:
Market value at end of period $ 11,897,288
Less: investments purchased    (2,021,562)
Add: investments sold at cost    3,064,505
Less: market value at beginning of year (11,302,514)

                        $    1,637,717
              notes to financial statements (continued)
3. Transactions With AUL
Fund B pays AUL an annual fee of 1.2% of its average daily net assets for providing investment management services and for mortality and expense risk charges. The expense incurred during the years ended December 31, 1996 and 1995 was $151,416 and $146,477, respectively.

AUL withholds a portion of the proceeds obtained from contract owners to pay commissions and certain expenses under a sales and administrative services agreement with Fund B. The amount AUL retained during the years ended December 31, 1996 and 1995 was $23,406 and $17,995, respectively.

4. Net Assets
Net Assets as of December 31, 1996:
Proceeds from units sold less payments  $(6,175,737)
for units withdrawn and redeemed
Net investment income        3,978,989
Net realized gains          11,233,448
Unrealized gain              3,534,689

                        $   12,571,389


The unrealized gain of $3,534,689 consists of common stock appreciation and depreciation of $3,826,587 and $291,898, respectively.
                        FINANCIAL HIGHLIGHTS

The per unit amounts are based on average units outstanding throughout the year.


                               Year Ended December 31

                        1996   1995     1994  1993    1992


Investment income        $ 0.26 $   0.24 $  0.19  $       0.16   $    0.18
Expenses                   0.13     0.11    0.10          0.09           0.08

Net investment income         0.13   .13    0.09          0.07           0.10

Net gain                     1.73   1.52    0.07          1.24           0.48



Net increase                 1.86   1.65     0.16          1.31           0.58
Value per unit:
Beginning of year            9.91   8.26     8.10          6.79           6.21

End of year        $        11.77 $ 9.91 $   8.26 $        8.10  $        6.79


Ratio to Average Net
Assets:
Expenses                    1.20%   1.20%    1.20%         1.19%          1.21%
Net investment income        1.25%  1.39%    1.16%          1.01%          1.64%

Total Return               18.76%   21.1%    2.94%         20.4%          10.3%

Portfolio Turnover Rate        18%   20%      23%           25%            12%

Average Commission Rate Paid*      $  0.0669    N/A    N/A     N/A         N/A

Units outstanding           1,068    1,264    1,417         1,518          1,635
(in 000's)




*Computed by dividing the total amount of commission paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the SEC beginning in 1996.

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
zxc

American United Life Insurance Company
   Pooled Equity Fund B
      P.O. Box 1995
      Indianapolis, IN 46206-9101
      first
                                 class
                                mail
                              VA-9964V